SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) August 3, 2004

Credit Suisse First Boston Mortgage Acceptance Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-110800 (Commission File Number)	13-3460894 (IRS Employer ID Number)

Eleven Madison Avenue, 5th Floor, New York, NY	10010
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 325-2000

N/A
(Former name or former address, if changed since last report)

Item 5.  Other Events

Filing of Certain Materials

Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, or subsequent to the filing of this Current Report on Form 8-K (the “Form 8-K”), Credit Suisse First Boston Mortgage Acceptance Corp. (the “Registrant”) is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the “Commission”) relating to its Credit Suisse First Boston Mortgage Acceptance Corp., Irwin Home Equity Loan Trust 2004-1 (the “Trust”), Home Equity Loan-Backed Notes, Series 2004-1 (the “Notes”).  Legal opinions to be rendered by McKee Nelson LLP in connection with the Trust and to be incorporated into the Registration Statement on Form S-3 (Commission File No. 333-110800) are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.2.

Incorporation of Certain Documents by Reference

In connection with the issuance of the Notes, the Registrant is filing herewith the consent of KPMG LLP (“KPMG”) to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Notes.  The consent of KPMG is attached hereto as Exhibit 23.1.

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 15, 2004, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2004 and for the periods ending March 31, 2004 and March 31, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2004 (which was filed with the Securities and Exchange Commission on May 10, 2004), and the Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 22, 2004 and July 22, 2004, as they related to Ambac Assurance, is hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-110800) of the Registrant (the “Prospectus”); and (iii) the Prospectus Supplement for Irwin Home Equity Loan Trust 2004-1, Home Equity Loan-Backed Notes, Series 2004-1 (the “Prospectus Supplement”), and shall be deemed to be a part hereof.

Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits.

(a)

Not applicable

(b)

Not applicable

(c)

Exhibits:

5.1

Opinion of McKee Nelson LLP regarding the legality of the notes

8.1

Opinion of McKee Nelson LLP regarding certain tax matters (included in Exhibit 5.1)

23.1

Consent of KPMG LLP

23.2

Consent of McKee Nelson LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

By:

/s/ John P. Graham

            Name:  John P. Graham

            Title:  Vice President

Dated: August 3, 2004

EXHIBIT INDEX

Exhibit

5.1	Opinion of McKee Nelson LLP regarding the legality of the notes
8.1	Opinion of McKee Nelson LLP regarding certain tax matters (included in Exhibit 5.1)
23.1	Consent of KPMG LLP
23.2	Consent of McKee Nelson LLP (included in Exhibit 5.1)